SUPPLEMENT DATED SEPTEMBER 21, 2010
TO THE
FIRST INVESTORS INCOME FUNDS AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2010
FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2010
FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2010

First Investors Consolidated Corporation (“FICC”) is the parent company of First Investors Management Company, Inc. (“FIMCO”), which is the investment adviser for First Investors Equity Funds, First Investors Income Funds, First Investors Life Series Funds and First Investors Tax Exempt Funds (the “Funds”).  On September 14, 2010, FICC entered into an agreement with The Independent Order of Foresters (“Foresters”) pursuant to which FICC, subject to the satisfaction of certain conditions, will merge into a newly-formed subsidiary of Foresters (the “Transaction”).  Foresters is a fraternal benefit society with financial services operations in Canada, the United States and the United Kingdom.  The Transaction is expected to be completed by December 31, 2010 or as soon thereafter as practicable (the “Closing Date”).

The completion of the Transaction will cause a change of control of FIMCO.  As a result, each Fund’s existing investment advisory agreement with FIMCO (collectively, the “Current Agreement”) will terminate by no later than the Closing Date.  On September 16, 2010, the Funds’ Board of Trustees approved a new investment advisory agreement between each Fund and FIMCO (collectively, the “New Agreement”), which is subject to shareholder approval.  The Board also approved an interim investment advisory agreement between each Fund and FIMCO (collectively, the “Interim Agreement”), which is not subject to shareholder approval, to ensure that the Funds receive ongoing advisory services pending shareholder approval of the New Agreement.  The Interim Agreement, if activated, will remain in effect for a Fund until the earlier of 150 days from its effective date or the date on which the Fund’s shareholders approve the New Agreement.

Under the New Agreement and the Interim Agreement, FIMCO will provide the same investment advisory services to each Fund on the same terms as under the Current Agreement, and the sub-advisers (for those Funds that have a sub-adviser) will continue to provide the same sub-advisory services under their new and interim sub-advisory agreements as they have under their current sub-advisory agreements.  The Transaction will not result in any change in the advisory fees paid by any of the Funds or the investment objective or principal investment strategies of any Fund.  Each Fund’s investment adviser, sub-adviser (if any) and portfolio managers will remain the same immediately following the Closing.  The services provided by these parties will be the same as those currently being provided to each Fund.

The New Agreement will be submitted to the shareholders of each Fund for approval at a special meeting that is expected to be held in early December 2010.  A proxy statement, along with a notice of meeting and a proxy ballot with more information regarding the Transaction and the New Agreement, will be mailed to shareholders of each Fund.

With respect to certain Funds, FIMCO has entered into sub-advisory agreements.  These sub-advisory agreements will terminate automatically upon termination of the Current Agreement.  Pursuant to an order previously issued by the Securities and Exchange Commission, FIMCO can enter into new sub-advisory agreements with existing or new sub-advisers without approval by a Fund’s shareholders, but subject to approval of the Fund’s Board.  On September 16, 2010, the Board approved new and interim sub-advisory agreements between FIMCO and the sub-advisers.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE

P0910